ASHFORD INC. (NYSE American: AINC) W Atlanta Downtown – Atlanta, GA AINC COMPANY PRESENTATION – AUGUST 2017

In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in each company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc., Ashford Hospitality Prime, Inc., Ashford Inc., or any of their respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Safe Harbor Page 2 AINC Company Presentation – August 2017

Company Overview Focus on Hotels  The only publicly-traded asset manager focused solely on hospitality  40+ years as a hotel owner, operator, and investor  $6.3 billion hotel AUM managed via two public lodging REITs  $66.4 million of advisory fees in the trailing 12-month period Ritz-Carlton – St. Thomas, V.I. Proven Performance  Best-in-class hotel operational track record  Outperformed peers in total shareholder returns  Strong alignment of interest with high insider ownership Sofitel – Chicago, IL  Expand existing platforms accretively & accelerate performance for incentive fees  Start new investment platforms for additional base and incentive fees  Invest in or incubate strategic businesses that can achieve accelerated growth through Ashford, especially by leveraging our deep knowledge and extensive relationships within the hospitality sector Multiple Paths to Growth Bardessono – Napa Valley, CA Page 3 AINC Company Presentation – August 2017 Hospitality asset management Core platform with high growth potential Growth-focused business model Long-term value creation Data as of 6/30/2017

June 30, 2017 ASSETS ($ in thousands) Cash and cash equivalents 36,972$ Other assets 42,493 Total assets 79,465$ LIABILITIES AND EQUITY Corporate level debt -$ Other liabilities(3) 46,769 Total liabilities 46,769 Total equity 32,696 Total liabilities and equity 79,465$ Financial Snapshot Balance Sheet Data(1) Strong balance sheet Well positioned for growth Earnings momentum Available cash Stock Data(1)  Ticker: AINC (NYSE American)  Last Price: $62.86  52-Week High: $65.70  52-Week Low: $38.10  Market Cap: $142.4M YTD 2016 YTD 2017 $9,281 YTD 2016 $2.74 YTD 2017 $3.64 $6,221 Wall Street Analyst Coverage: Ryan Meliker (Canaccord) Bryan Maher (FBR) Earnings Data(1)  Adjusted Net Income per Share  Adjusted EBITDA ($ in thousands) +45.7% YTD TSR(1) +1.9% YTD TSR(1),(2) (1) Stock data as of 8/25/2017 (fully diluted), all other data as of 6/30/2017 (2) Average of AINC Peers: AAMC, ARES, FSAM, KW, LADR, OZM, PZN, RMR (3) Includes $475K of subsidiary debt Page 4

Corporate Structure AINC Company Presentation – August 2017 Page 5 Highly-aligned platform Provide diverse return streams to shareholders Charge fees for advisory services Invest in high-growth businesses  Spun out from Ashford Hospitality Trust in 2014  Asset management company serving the hospitality industry  Advisor to two publicly-traded REITs  $6.3 billion of assets under management Ashford Inc. (NYSE American: AINC)  Publicly-traded hotel REIT (NYSE: AHP)  $1.5 billion gross assets  Luxury hotels and resorts  13 hotels – nearly 4,000 rooms  Publicly-traded hotel REIT (NYSE: AHT)  $4.8 billion gross assets  Full-service and upper-upscale hotels in diversified markets  120 hotels – 25,000+ rooms Provide asset management & advisory services to REITs Pay base advisory, incentive, and other fees Make direct investments Accelerate returns & earnings growth Data as of 6/30/2017

Expansive Footprint Diverse Markets & Segments  Headquarters in Dallas, TX with over 100 corporate employees  One of the largest North American hotel portfolios with close to 30,000 rooms and 130+ hotels  Geographic diversity in 34 states, Washington D.C., and the U.S. Virgin Islands Large, public company presence Institutional quality investment platform Robust operational infrastructure Broad geographic asset diversity Park Hyatt – Beaver Creek, CO Marriott – Beverly Hills, CA The Churchill – Washington D.C. Data as of 6/30/2017 AINC Company Presentation – August 2017 Page 6 Ashford Properties

Strategic Rationale

Expand asset base → *Extend additional services to REITs* → *Create growth with "accelerator" investments* → *Maximize platform value*

Strategic Fee-Based Businesses & Services

2. Value-add services beyond asset management

- **Investment Management** – Cash management, hedging & trading/execution services
- **Other Services** – Debt brokerage, insurance claim processing & other fee-based services

3. "Accelerator" investments

- **OpenKey** – Keyless entry mobile app
- **Pure Rooms** – Hypoallergenic hotel rooms
- **J&S Audio Visual**(1) – A/V, show & event services

MULTIPLE GROWING FEE STREAMS

Asset Management Services (Core Platform)

1. Base and incentive fees from REIT platforms

- **AHT** – $4.8 billion gross assets(2)
- **AHP** – $1.5 billion gross assets(2)
- **AINC Key Money** – Helps REITs accretively fuel asset growth
- **Potential for Future Investment Platforms**

ACCRETIVE ASSET GROWTH DRIVES FEES

70 bps base advisory fee on total market cap

High operating leverage + attractive margins

(1) *Anticipated to close in 2017*
(2) *Data as of 6/30/2017*

ASHFORD AINC Company Presentation – August 2017

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Asset Growth & Safety Historical track record of growth Consistent, responsible asset growth Disciplined, long-term growth plan Proactive risk management Opportunistically Expand Asset Base  +26.3% CAGR since 2003 AHT IPO(1)  Spun-out luxury segment in 2013 to spur growth  Potential for select-service hotel / other platforms  Focused on creating long-term shareholder value for all platforms Active risk management mitigated loss of AUM during financial crisis Systematically Preserve Asset Base  Actively manage downside risk  Interest rate derivatives produced $234M of income between 2008-2013  As of 6/30/2017, managed REITs hold $534M of cash and cash equivalents AINC Managed Assets(2) (LHS-$ millions) (1) Data as of 6/30/2017 and based on quarterly balance sheet assets (2) Data as of 6/30/2017 and based on quarterly and year end data AINC Company Presentation – August 2017 Page 8 SPX declined -38.5% during financial crisis(2) (RHS-Normalized)

Accelerated Growth via Key Money Invest capital to accelerate REIT growth Mutually beneficial growth REITs acquire assets at an attractive discount Incremental AUM drives fee revenue REIT Benefits Effective purchase price decreases with key money  Further alignment of interest with manager benefits shareholders  Reduced equity investment enhances returns  Key money facilitates acquisitions that may otherwise be uneconomic AINC Benefits Incremental acquisitions deliver high-margin fee growth  Accretive acquisitions should generate incentive fees  Increased AUM drives base advisory fees  Incremental fees for other services and businesses further augment growth  Small amounts of capital can drive AUM growth PROPERTY LEVEL DEBT REIT EQUITY PROPERTY LEVEL DEBT REIT EQUITY KEY MONEY Key Money reduces REIT effective purchase price Key Money generates base and incentive fees for AINC AINC Company Presentation – August 2017 Page 9 Traditional Acquisition Key Money Acquisition

Growth Fueled by Broad Access to Capital

Long track record of accessing capital → *Broad sourcing of equity & debt capital* → *Capital markets expertise* → *Access to capital leads to growth*

Common Equity[1]

Ashford has effectively utilized the public equity markets since its IPO of Ashford Trust in 2003

- $1.2B combined market cap
  - $715 million AHT
  - $384 million AHP
  - $142 million AINC[2]

Preferred Equity[1]

Ashford employs the use of preferred equity as a key component of its REITs' capital structures

- $553M preferred stock at AHT

  (Latest offering priced Q3 2017)
- $124M preferred stock at AHP

  (Latest offering priced Q1 2017)


COMMON EQUITY
PREFERRED EQUITY
ACCESS TO CAPITAL
INSTITUTIONAL CAPITAL
DEBT CAPITAL

Institutional Capital

Ashford & its principals have deep experience partnering with large, well-known institutions and family offices

- Prudential Real Estate
- Soros Fund Management
- Blackstone
- Gordon Getty Trust
- Olympus Partners
- Goldman Sachs

Debt Financing[1]

Ashford believes that optimal operating leverage greatly benefits shareholders

- Closed more than $9 billion of debt financings since 2003
- Currently $5B of non-recourse, property level real estate debt at managed REITs
- Sourced recent acquisition loan for announced J&S transaction

(1) Data as of 6/30/2017
(2) Data as of 8/25/2017 (fully diluted)

ASHFORD AINC Company Presentation – August 2017

Page 10

Attractive Value In Advisory Agreements

Valuable, long-term contracts → *Intrinsic value helps protect downside* → *Analyst estimate above current market value* → *Excess value may support stock*

Advisory Agreements

Long-term advisory agreements lock in stable, recurring revenue stream from managed REIT platforms

- 70 bps base advisory fees on total market capitalization
- Base fees cannot decrease more than 10% YoY
- Additional incentive fees based on total shareholder return outperformance
- 10-year term with 5-year (AHT) and 10-year (AHP) renewals
- Cannot be terminated without substantial payment to AINC

Analyst estimate of AHT and AHP termination fees is more than 3x AINC's current market cap

CURRENT AINC MARKET CAP $142M[3]



Valued at +357% of Current Mkt Cap
Analyst estimate of termination fee for advisory agreements
$354M[1]
+
$154M[2]
$365M Excess Value
AHT
AHP
Total

[1] *Canaccord estimate 8/7/2017*
[2] *Canaccord estimate 8/6/2017*
[3] *Bloomberg data as of 8/25/2017 (fully diluted)*

ASHFORD AINC Company Presentation – August 2017
Page 11

Operational Excellence Hotel operating expertise Deliver EBITDA and RevPAR outperformance Benefits from affiliated property manager Best-in-class asset management Value Creation Through Active Management  AINC and REITs alignment drives performance (1) Based on reported financial results for AHT and AHP. EBITDA and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC (2) REIT Peers: APLE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, PK, RHP, RLJ, SHO, XHR AINC Company Presentation – August 2017 Page 12  Affiliated property management delivers results  Accretive EBITDA margins and flow-throughs  Strong RevPAR gains relative to peers Operating Performance 3-Year Averages (2015, 2016, and YTD 2017 as of 6/30)(1),(2) Hotel EBITDA Flow-Through Hotel EBITDA Margin Growth (bps) Hotel EBITDA % Change YoY Hotel RevPAR Growth YoY

Proven Shareholder Returns AINC Company Presentation – August 2017 Page 13 Significant TSR outperformance over multiple time periods Since 2003 IPO Attractive long-term returns Exceptional performance through multiple cycles Significantly outperform peers Strong alignment of insiders & shareholders Total Shareholder Returns(1),(2),(3) Ashford has consistently and significantly outperformed its peers over the long-term 10-Year 5-Year YTD (1) Bloomberg data as of 8/25/2017 (2) AHT Peers: CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, RLJ, SHO (3) AINC Peers: AAMC, ARES, FSAM, KW, LADR, OZM, PZN, RMR

Strong Alignment of Interests PEER AVERAGE 17.7% Focused strategy of alignment Focused on producing shareholder returns High insider ownership Alignment with managed platforms Highest Insider Ownership(1),(2) Ashford insiders’ and managed REITs’ high ownership percentage of AINC demonstrates a commitment to fully align themselves with shareholders, which in the past has been key to the firm’s strong performance  One of the most highly aligned management teams in the peer group  AINC’s insider and managed REITs’ ownership is more than 3x the peer average (1) Bloomberg data as of 8/25/2017 (2) Includes direct interests, indirect interests, and related party interests AINC Company Presentation – August 2017 Page 14 High insider ownership is one of the keys to Ashford’s strong long-term performance AHT Ownership 29.6% AHP Ownership 9.6%

Monty Bennett – CEO  28 years of hospitality experience  28 years with Ashford and predecessor  Cornell School of Hotel Administration, BS  Cornell S.C. Johnson School, MBA David Brooks – COO and General Counsel  32 years of hospitality & legal experience  25 years with Ashford and predecessor  University of North Texas, BS  University of Houston, JD Mark Nunneley, CPA – CAO  32 years of hospitality experience  32 years with Ashford and predecessor  Pepperdine University, BS  University of Houston, MS Deric Eubanks, CFA – CFO  17 years of hospitality experience  14 years with Ashford  3 years with ClubCorp  Southern Methodist University, BBA Rob Hays – CSO  12 years of hospitality experience  12 years with Ashford  3 years M&A at Dresser Inc. & Merrill Lynch  Princeton University, AB Jeremy Welter – EVP of Asset Management  11 years of hospitality experience  11 years with Ashford  5 years with Stephens Investment Bank  Oklahoma State University, BS Hotel industry experts Seasoned veterans with excellent long-term returns Decades working together Experience throughout market cycles Executive Leadership AINC Company Presentation – August 2017 Page 15 Douglas Kessler – President  33 years of real estate & hospitality experience  15 years with Ashford and predecessor  10 years with Goldman Sachs Whitehall Funds  Stanford University, BA & MBA Data as of 6/30/2017

APPENDIX: STRATEGIC INVESTMENTS Pier House Resort & Spa – Key West, FL AINC COMPANY PRESENTATION – AUGUST 2017

Strategic Investments - OpenKey Unprecedented Industry Growth  OpenKey is now one of the largest universal mobile key platforms in the world, growing 300% year-over-year in its hotel subscriber base  Expected to have 35,000 hotel rooms under contract over the next 12-18 months  Currently servicing hotels in 8 countries  Mobile platform that provides customers with digital room keys prior to arrival  Allows guest to go straight to their room, bypassing front desk check-in  Notifies hotel management of guest’s arrival when guests unlock their door  Provides hotels with rich customer data that enables them to optimize marketing and sales initiatives Innovative Front-End Mobile Check-in Technology Platform AINC Company Presentation – August 2017 Page 17

Strategic Investments – PURE Rooms PURE Room Solutions  Leading provider of hypo-allergenic rooms in the hospitality industry  7-step process that eliminates and protects against 98- 100% of viruses, bacteria and other irritants  Currently serves more than 2,400 rooms throughout the United States in 160+ hotels Revenue on Multiple Fronts  Allergy friendly rooms are increasingly demanded  Hotels can charge a premium for each room booked utilizing PURE technology, thus increasing a property’s ADR and bottom line  Ashford can leverage its industry relationships to push PURE in other platforms, thus increasing fee generation back to PURE and Ashford  After inclusion of all Trust and Prime hotels, net income and adjusted EBITDA are expected to increase by $434,000 and $257,000 respectively AINC Company Presentation – August 2017 Page 18

Strategic Investments – J&S Audio Visual Leading Provider of Audio Visual Services  J&S is one of the largest independent providers of audio visual services, including:  Hospitality Services  Show and Event Services  Creative Services  Design and Integration  Operates throughout the U.S., Mexico, and the Dominican Republic  Multi-year contracts in place with 55 hotel and convention centers comprising over 2,500 annual events, 500 venues, and 650 clients Synergistic Relationship  After inclusion as Ashford’s preferred audio visual service provider, net income and adjusted EBITDA are expected to increase by $2.5 million and $5.2 million respectively  J&S will become the preferred audio visual provider for Ashford’s REIT platforms  Ashford will acquire an 85% controlling interest  Anticipated to close before end of 2017 AINC Company Presentation – August 2017 Page 19

Ashford Inc. (NYSE American: AINC) 14185 Dallas Parkway, Suite 1100 ● Dallas, TX 75254 P: 972-490-9600 ● www.ashfordinc.com Park Hyatt Beaver Creek Resort & Spa – Beaver Creek, CO AINC COMPANY PRESENTATION – AUGUST 2017